                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Quarterly  Report of FalconStor  Software,  Inc., a
Delaware  Corporation  (the  Company) on Form 10-Q for the period ended June 30,
2007, as filed with the  Securities  and Exchange  Commission on the date hereof
(the Form  10-Q),  I, James  Weber,  Chief  Financial  Officer  of the  Company,
certify,  pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)  the  Form  10-Q  fully  complies,  in  all  material  respects,   with  the
requirements of section 13(a) or section 15(d) of the Securities Exchange Act of
1934; and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/ James Weber
                                             -----------------------------------
                                             James Weber
                                             Chief Financial Officer
                                             August 8, 2007